                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event report)    22-Jul-96


                The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of March 31, 1996 in conection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1995-2).


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                                               22-3405381
     New Jersey                 33-94518                    22-2293022
     ----------                 --------                    ----------

     State or other            (Commission                  (IRS Employer
     jurisdiction of           File Number)                  ID Number)
     incorporation)


     2840  Morris  Avenue,     Union,  New  Jersey              07083
     -------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                               908-686-2000
                                                        ----------------

                                   n/a
     -------------------------------------------------------------------
     (Former name or former address, if changed since last report)

             Item 5      Other Events
                         ---------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders with respect to the July 22, 1996 Remittance Date.

                              SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                              THE MONEY STORE INC.
                                              TMS AUTO HOLDINGS, INC.



                                              By /S/ James K. Ransom
                                              ------------------------------
                                               James K. Ransom
                                                Vice President









Dated:    07/22/96

                               TMS AUTO RECEIVABLES TRUST 1996-1
                              7.10%  Asset  Backed  Certificates
                                    SERVICER'S CERTIFICATE

               IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING
               AGREEMENT DATED AS  OF  MAY 31, 1996, THE MONEY STORE AUTO
               FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
               TO SERIES 1996 - 1 FOR THE JULY 15, 1996 DETERMINATION DATE

         DISTRIBUTION DATE      07/22/96                MONTHLY PERIOD                 Jun-96
A. Information Regarding the Current Monthly Distribution :

   I.    CERTIFICATES

            (a)  The aggregate amount of the distribution to
                   Certificateholders from the Collection Account                    41,416.67

            (b)  The amount of the distribution set forth in  A. 1. (a)
                   above in respect of interest from the Collection Account         41,416.67

            (c)  The amount of the distribution set forth in  A. 1. (a)
                   above in respect of principal from the Collection Account             0.00

            (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                   on the Policy (Deficiency Claim Amount)                               0.00

            (e)  The amount of the distribution set forth in  A. 1. (a)
                   above per $1,000 interest                                        5.9166671

            (f)  The amount of the distribution set forth in  A. 1. (b)
                   above per $1,000 interest                                        5.9166671

            (g)  The amount of the distribution set forth in  A. 1. (c)
                   above per $1,000 interest                                        0.0000000

            (h)  The amount of the distribution set forth in  A. 1. (d)
                   above per $1,000 interest                                        0.0000000


B. Information Regarding the Performance of the Trust:

   I.    POOL AND CERTIFICATE BALANCES

            (a)  The Pool Balance as of the close of business
                   on the last day of the preceding Monthly Period             146,932,671.50

            (b)  The Certificate Balance as of the close of business
                   on the last day of the preceding Monthly Period, after
                   giving effect to payments allocated to principal set
                   forth in Paragraph  A. 1. (c)  above                          7,000,000.00

            (c)  The Certificate Factor as of the close of business on the
                   last day of the preceding Monthly Period                         1.0000000

2.    SERVICING FEE

         (a)  The aggregate amount of the Servicing Fee paid to the
                 Servicer with respect to the preceding Monthly Period
                 from the Collection Account                                                   226,934.38
         (b)  The amount of such Servicing Fee per $ 1,000 interest                            32.4191971
         (c)  The amount of any unpaid Servicing Fee                                                 0.00
         (d)  The change in the amount of any unpaid Servicing Fee
                 from the previous Distribution Date                                                 0.00

3.    OTHER FEES

         (a)  The aggregate amount of Trustee Fees paid to the Trustee
                 from the Collection Account                                                       333.33
         (b)  The aggregate amount of Insurance Premium paid to the
                Certificate Insurer from the Collection Account                                  1,458.33

4.    PAYMENT SHORTFALLS

         (a)  The amount of the Interest Carryover Shortfall after
                 giving effect to the payments set forth in Paragraph
                 A. 1. (b) above                                                                     0.00
         (b)  The amount of such Interest  Carryover  Shortfall
                 per  $1,000  Interest                                                          0.0000000
         (c)  The change in the amount of the Interest Carryover Shortfall
                 from  the  previous  Distribution  Date                                             0.00
         (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                 A. 1. (c) above                                                                     0.00
         (e)  The amount of such Principal  Carryover  Shortfall
                 per $1,000 Interest                                                            0.0000000
         (f)  The change in the amount of the Principal Carryover Shortfall
                 from the previous Distribution Date                                                 0.00

5.    REALIZED LOSSES

         (a)  Realized Losses for the Period funded by the Spread Account                        4,904.28
                         1.  Cram Down Losses                       0.00
                         2.  Losses on Liquidated Receivables   4,904.28
         (b)  Aggregate Realized Losses, if any,
                         1.  Preceding Monthly Period            Jul-96                          4,904.28
                         2.  Second preceding Monthly Period     Jul-96                              0.00

6.    PURCHASE AMOUNTS

         The aggregate Purchase Amounts for Receivables,
         if any, that were repurchased in such period                                                0.00

7.    PAYAHEAD ACCOUNT

         (a)  The aggregate Payahead Balance                                                    81,648.99
         (b)  The change in the Payahead Balance from the
              previous Distribution Date                                                        81,648.99
                       (1)  The aggregate Payaheads pursuant to Section 14.03
                            for the Monthly Period which were transferred from
                            the Collection Account to the Payhead Account                       81,648.99
                       (2)  The portion of the Payaheads constituting Scheduled
                            Payments on PreComputed Receivables or the portion
                            that  are applied to Prepay a PreComputed Receivable in
                            full  pursuant to Section 14.03 which were transferred from
                            the Payahead Account to the Collection Account                           0.00
         (c)  The investment earnings on funds in the Payahead Account
              (transferred from the Payahead to the Collection Account) and
              remitted to the Seller as Supplemental Servicing Fee                                   0.00
                                              ( 2 )

8.    SPREAD ACCOUNT

         (a)  The Spread Account balance after giving effect to
                 distributions made on such Distribution Date                              6,347,507.83
         (b)  The change in the Spread Account balance on such
                 Distribution Date                                                         1,097,492.59
         (c)  The Amount withdrawn from the Spread Account and
                 payable to the Certificateholders (Deficiency Claim Amount)                      0.00
         (d)  The Amount withdrawn from the Spread Account and
                 payable to the Seller (Remaining Funds).                                         0.00
         (e)  The investment earnings on funds in the Spread Account
                 (transferred from the Spread to the Collection Account) and
                 remitted to the Seller as Supplemental Servicing Fee                             0.00

9.    THE POLICY

         The amount distributable from the Policy and payable to the
         Certificateholders, after giving effect to withdrawals from the
         Spread Account (Deficiency Claim Amount)                                                  0.00

10.    THE NOTICES

         (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                   $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v)
               of Section 14.0

         (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                   $0.00  to be withdrawn from the Policy to fund the amount
               payable on the related Distribution Date for items (i) thru (v) of
               Section 14.06 (b)

11.    TERMINATION OF TRUST

         The amount to be distributed to the Certificateholders from the Collection
         Account pursuant to the Termination of the Trust (Section 20.01)                          0.00

12.    OTHER INFORMATION

         PURSUANT TO SECTION 13.09 (b) (i)
         (a)     Delinquency Ratio                               1.4364%
         (b)     Average Delinquency Ratio                       1.4364%
         (c)     Default Rate                                    0.1702%
         (d)     Average Default Rate                            0.1702%
         (e)     Net Loss Rate                                   0.0392%
         (f)     Average Net Loss Rate                           0.0392%

         PURSUANT TO SECTION 13.09 (b) (ii)
         Trigger Event occurred as of                            NO

         PURSUANT TO SECTION 13.09 (b) (iii)
         Prior Trigger Event Deemed Cured as of                  NO

         PURSUANT TO SECTION 13.09 (b) (iv)
         Insurance Agreement Event of Default                    NO

**NOTE** Pursuant to Section 14.02 (b)
         Amount deposited into the Collection Account due to
         mistaken deposits, postings or checks returned for
         insufficient funds to be reimbursed to the Servicer                                       0.00

                                     ( 3 )

13.    PRE-FUND ACCOUNT

         (a)  The Pre-Fund Account balance after giving effect to
                  distributions made on such Distribution Date                                49,999,564.54
         (b)  The Pre-Fund Account Balance per $1,000 interest                                7,142.7949343
         (c)  The Amount withdrawn from the Pre-Fund Account and transferred
                  to the Collection Account (payable to the Certificateholders)                        0.00
         (d)  The amount of Pre-Fund Account distribution per $1,000 interest                     0.0000000
         (e)  The interest earnings on funds in the Pre-Fund Account
                  (transferred from the Pre-Fund to the Collection Account) and
                  remitted to the Seller as Supplemental Servicing Fee                                 0.00

14.    CAPITALIZED INTEREST ACCOUNT

         (a)  The Capitalized Interest Account balance after giving effect to
                  distributions made on such Distribution Date                                   189,019.48
         (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                  Certificateholders)                                                            230,172.25
         (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                  Sellers)                                                                             0.00
         (e)  The interest earnings on funds in the Capitalized Interest Account
                  (transferred from the Capitalized Interest to the Collection Account)
                  and remitted to the Seller as Supplemental Servicing Fee                             0.00

                                     ( 4 )

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


             THE MONEY STORE AUTO FINANCE INC.






             BY:    /S/Harry Puglisi
             -----------------------------

                      HARRY PUGLISI
                      TREASURER


                                      (5)

                                    TMS AUTO RECEIVABLES TRUST 1996-1
                           Class A-1 5.6375% Money Store Asset Backed Notes
                              Class A-2 Floating Rate Asset Backed Notes
                                 Class A-3 6.85% Asset Backed Notes


                          IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT
                      DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC.
                             REPORTS THE FOLLOWING INFORMATION PERTAINING
                      TO SERIES 1996 - 1 FOR THE JULY 15, 1996 DETERMINATION DATE

        DISTRIBUTION DATE       07/22/96      MONTHLY PERIOD            June-96
A. Information Regarding the Current Monthly Distribution:

   I.    NOTES

            (a)  The aggregate amount of the distribution to
                 Noteholders' from the Collection Account with respect to:
                     Class A-1 Notes                                                        3,251,389.86
                     Class A-2 Notes                                                          362,080.55
                     Class A-3 Notes                                                          286,444.17

            (b)  The amount of the distribution set forth in  A. 1. (a)
                  above in respect of interest from the Collection Account:
                     Class A-1 Notes                                                          183,625.90
                     Class A-2 Notes                                                          362,080.55
                     Class A-3 Notes                                                          286,444.17

            (c)  The amount of the distribution set forth in  A. 1. (a)
                  above in respect of principal from the Collection Account:
                     Class A-1 Notes                                                        3,067,763.96
                     Class A-2 Notes                                                                0.00
                     Class A-3 Notes                                                                0.00

            (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                  on the Policy (Deficiency Claim Amount) with respect to:
                     Class A-1 Notes                                                                0.00
                     Class A-2 Notes                                                                0.00
                     Class A-3 Notes                                                                0.00

            (e)  The amount of the distribution set forth in  A. 1. (a)
                  above per $1,000 interest with respect to:
                     Class A-1 Notes                                                          72.0929016
                     Class A-2 Notes                                                           4.0231172
                     Class A-3 Notes                                                           4.9472223

            (f)  The amount of the distribution set forth in  A. 1. (b)
                  above per $1,000 interest with respect to:
                     Class A-1 Notes                                                           4.0715277
                     Class A-2 Notes                                                           4.0231172
                     Class A-3 Notes                                                           4.9472223

            (g)  The amount of the distribution set forth in  A. 1. (c)
                  above per $1,000 interest with respect to:
                     Class A-1 Notes                                                          68.0213738
                     Class A-2 Notes                                                           0.0000000
                     Class A-3 Notes                                                           0.0000000

            (h)  The amount of the distribution set forth in  A. 1. (d)
                  above per $1,000 interest with respect to:
                     Class A-1 Notes                                                           0.0000000
                     Class A-2 Notes                                                           0.0000000
                     Class A-3 Notes                                                           0.0000000

B. Information Regarding the Performance of the Trust:

   1.    POOL AND NOTE BALANCES

            (a)  The Pool Balance as of the close of business
                  on the last day of the preceding Monthly Period                            146,932,671.50

            (b)  The Class Note Balances as of the close of business
                  on the last day of the preceding Monthly Period, after
                  giving effect to payments allocated to principal set
                  forth in Paragraph  A. 1. (c) above wtih respect to:
                     Class A-1 Notes                                                          42,032,236.04
                     Class A-2 Notes                                                          90,000,000.00
                     Class A-3 Notes                                                          57,900,000.00

            (c)  The Class Note Factor as of the close of business on the last day of the preceding Monthly Period with respect to:
                     Class A-1 Notes                                                              0.9319786
                     Class A-2 Notes                                                              1.0000000
                     Class A-3 Notes                                                              1.0000000

   2.    SERVICING FEE

            (a)  The aggregate amount of the Servicing Fee paid to the
                  Servicer with respect to the preceding Monthly Period
                  from the Collection Account                                                    226,934.38
            (b)  The amount of such Servicing Fee per $ 1,000 interest                            1.1346719
            (c)  The amount of any unpaid Servicing Fee                                                0.00
            (d)  The change in the amount of any unpaid Servicing Fee
                  from the previous Distribution Date                                                  0.00

   3.    OTHER FEES

            (a) The aggregate amount of Trustee Fees paid to the Trustee
                 from the Collection Account                                                         333.33
            (b) The aggregate amount of Insurance Premium paid to the
                 Noteholders' Insurer from the Collection Account                                 39,569.22

   4.    PAYMENT SHORTFALLS

            (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in Paragraph
                  A. 1. (b) above with respect to:
                     Class A-1 Notes                                                                   0.00
                     Class A-2 Notes                                                                   0.00
                     Class A-3 Notes                                                                   0.00

            (b)  The amount of such Interest  Carryover  Shortfall
                  per  $1,000 Interest
                     Class A-1 Notes                                                              0.0000000
                     Class A-2 Notes                                                              0.0000000
                     Class A-3 Notes                                                              0.0000000

            (c)  The change in the amount of the Interest Carryover Shortfall
                  from the previous Distribution Date                                                  0.00
            (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                  A. 1. (c) above                                                                      0.00
            (e)  The amount of such Principal Carryover Shortfall
                  per $1,000 Interest                                                             0.0000000
            (f)  The change in the amount of the Principal Carryover Shortfall
                  from  the previous Distribution Date                                                 0.00

                              ( 2 )

5.    REALIZED LOSSES

         (a)  Realized Losses for the Period funded by the Spread Account                                 4,904.28
                         1.  Cram Down Losses                     0.00
                         2.  Losses on Liquidated Receivables 4,904.28
         (b)  Aggregate Realized Losses, if any,
                         1.  Preceding Monthly Period         Jul-96                                      4,904.28
                         2.  Second preceding Monthly Period  Jul-96                                          0.00

6.    PURCHASE AMOUNTS

         The aggregate Purchase Amounts for Receivables,
         if any, that were repurchased in such period                                                         0.00

7.    PAYAHEAD ACCOUNT

         (a)  The aggregate Payahead Balance                                                             81,648.99
         (b)  The change in the Payahead Balance from the
              previous Distribution Date                                                                 81,648.99
                        (1)  The aggregate Payaheads pursuant to Section 5.6
                             for the Monthly Period which were transferred from
                             the Collection Account to the Payahead Account        81,648.99
                        (2)  The portion of the Payaheads constituting Scheduled
                             Payments on PreComputed Receivables or the portion
                             that are applied to Prepay a PreComputed Receivable in
                             full pursuant to Section 5.6 which were transferred from
                             the Payahead Account to the Collection Account             0.00
         (c)  The investment earnings on funds in the Payahead Account
              (transferred from the Payahead to the Collection Account) and
              remitted to the Seller as Supplemental Servicing Fee                                            0.00

8.    SPREAD ACCOUNT

         (a)  The Spread Account balance after giving effect to
               distributions made on such Distribution Date                                           6,347,507.83
         (b)  The change in the Spread Account balance on such
               Distribution Date                                                                      1,097,492.59
         (c)  The Amount withdrawn from the Spread Account and
               payable to the Certificateholders (Deficiency Claim Amount)                                    0.00
         (d)  The Amount withdrawn from the Spread Account and
               payable to the Seller (Remaining Funds).                                                       0.00
         (e)  The investment earnings on funds in the Spread Account
               (transferred from the Spread to the Collection Account) and
               remitted to the Seller as Supplemental Servicing Fee                                           0.00

9.    THE POLICY

         The amount distributable from the Policy and payable to the
         Noteholders, after giving effect to withdrawals from the
         Spread Account (Deficiency Claim Amount)                                                             0.00

10.    THE NOTICES

         (a)   Pursuant to Section 5.4, there is a Deficiency Claim Amount of
               $0.00 to be withdrawn from the Spread Account to fund the
               amount payable on the related Distribution Date for items (i) thru (vi)
               of Se

         (b)   Pursuant to Section 5A.1, there is a Deficiency Claim Amount of
               $0.00 to be withdrawn from the Policy to fund the amount payable on the related Distribution Date for items (i) thru (vi) of
               Section 5.6 (b)

                           ( 3 )

11.    TERMINATION OF TRUST

         The amount to be distributed to the Certificateholders from the Collection
         Account pursuant to the Termination of the Trust (Section 307)                                    0.00

12.    PRE-FUND ACCOUNT

         (a)  The Pre-Fund Account balance after giving effect to
               distributions made on such Distribution  Date                                      49,999,564.54
         (b)  The Pre-Fund Account Balance per $ 1,000 interest
                  Class A-1 Notes                                                                 1,108.6377947
                  Class A-2 Notes                                                                   555.5507171
                  Class A-3 Notes                                                                   863.5503375
         (c)  The Amount withdrawn from the Pre-Fund Account and transferred
               to the Collection Account (payable to the Noteholders)                                      0.00
         (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest                        0.0000000
         (e)  The interest earnings on funds in the Pre-Fund Account
               (transferred from the Pre-Fund to the Collection Account) and
               remitted to the Seller as Supplemental Servicing Fee                                        0.00

13.    CAPITALIZED INTEREST ACCOUNT

         (a)  The Capitalized Interest Account balance after giving effect to
               distributions made on such Distribution Date                                          189,019.48
         (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
               Certificateholders and Noteholders)                                                   230,172.25
         (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
               Sellers)                                                                                    0.00
         (e)  The interest earnings on funds in the Capitalized Interest Account
               (transferred from the Capitalized Interest to the Collection Account)
               and remitted to the Seller as Supplemental Servicing Fee                                    0.00

14.    OTHER INFORMATION

         Pursuant to Section 4.9(b)(i)
         (a)  Delinquency Ratio                                                                         1.4364%
         (b)  Average Delinquency Ratio                                                                 1.4364%
         (c)  Default Rate                                                                              0.1702%
         (d)  Average Default Rate                                                                      0.1702%
         (e)  Net Loss Rate                                                                             0.0392%
         (f)  Average Net Loss Rate                                                                     0.0392%

         Pursuant to Section 4.9(b)(ii)
         Trigger Event occurred as of                                                                        NO

         Pursuant to Section 4.9(b)(iii)
         Prior Trigger Event Deemed Cured                                                                    NO

         Pursuant to Section 4.9(b)(iv)
         Insurance Agreement Event of Default                                                                NO

         Weighted Average Coupon Rate                                                                    19.550
         Weighted Average Remaining Terms                                                                49.720

**NOTE** Pursuant to Section 5.2(b)
         Amount deposited into the Collection Account due to
         mistaken deposits, postings or checks returned for
         insufficient funds to be reimbursed to the Servicer                                               0.00

                           ( 4 )

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Noteholders' Statement.


         THE MONEY STORE AUTO FINANCE INC.






         BY:     /S/Harry Puglisi
         ---------------------------------
                      HARRY PUGLISI
                      TREASURER

                                      (5)